UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2022

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in charter)

Nevada	333-150332	46-5538504
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6890 E Sunrise Drive, Suite 120-506 Tucson, AZ	85750
(Address of Principal Executive Offices)	(zip code)

(904) 834-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COMS	The Nasdaq Stock Market LLC

Warrants to purchase Common Stock	COMSW	The Nasdaq Stock Market LLC

9.25% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	COMSP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2022, COMSovereign Holding Corp. (the “Company,” “we,” “us,” or “our company”) entered into a Settlement Agreement (“Settlement Agreement”) to resolve two lawsuits.

In one lawsuit, a former employee filed suit against the Company on or about July 28, 2022, Dustin McIntire, and Daniel Hodges in the San Diego County California Superior Court, Case No. 37-2022-00028083-CU-BC-CTL. The plaintiff alleged that his wages were not paid, that he was constructively discharged, that the Company failed to issue him stock options, and that he is owed future amounts. He claimed damages of no less than $238,000.

In the second lawsuit, a former employee filed suit against the Company in the Clark County District Court, Nevada, Case No. 3 A-22-857361-C. The plaintiff alleged that his wages were not paid, that he was constructively discharged, that the Company failed to issue him stock options, and that he is owed future amounts. He claimed damages of no less than $184,000.

Those two lawsuits were settled. As required by the terms of the Settlement Agreement, we entered into a Stock Purchase Agreement (the “Sale Agreement”), by and among our Company, our wholly owned subsidiary, Sky Sovereign, Inc. (“Sky Sovereign”) as the sole shareholder of RVision, Inc., a Nevada corporation (“RVision”), and the plaintiffs in the two lawsuits (“Buyers”), pursuant to which, and subject to the terms and conditions of the Sale Agreement, we agreed to sell all of the issued and outstanding capital stock of RVision to Buyers. The consideration for the sale was the dismissal of the two lawsuits and $100.00.

The Settlement Agreement contains representations and warranties, and mutual general releases. The Sale Agreement contains customary representations, warranties and covenants of our company and Sky Sovereign, on the one hand, and the Buyers, on the other hand. The Buyers also are required to file a dismissal with prejudice in the two lawsuits within five (5) business days.

The foregoing description of the Settlement Agreement and the Sale Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Settlement Agreement and the Sale Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 5, 2023 announcing sale of RVision.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 5, 2023	COMSOVEREIGN HOLDING CORP.

	By:	/s/ David Knight
David Knight
Chief Executive Officer

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